SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2003

                         ENTERTAINMENT PROPERTIES TRUST
             (Exact Name of Registrant as Specified in its Charter)

        MARYLAND                        1-13561                43-1790877
(State or other jurisdiction   (Commission file number)       (IRS Employer
    of incorporation)                                     Identification Number)


          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
               (Address of Principal Executive Office) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code

                                TABLE OF CONTENTS


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


EXHIBITS

     23.1 Authorization of Independent Auditors

SIGNATURES

This amendment to our current report on Form 8-K amends our current report dated October 27, 2003 and filed with the Securities and Exchange Commission on November 12, 2003.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Joint Venture Interest in New Roc Associates, L.P.

On November 12, 2003, we filed a current report on Form 8-K reporting our acquisition of the general partnership interest and Class A limited partnership interest in New Roc Associates, L.P., a New York limited partnership (the "Partnership"), which owns an approximately 450,000 square foot multi-tenant entertainment retail center in New Rochelle, New York called New Roc City (the "Property").

This amendment to that report is being filed solely to include the financial statements and pro forma financial information contained in Item 7 below.

We are not aware of any material factors relating to the Property other than those discussed in our current report filed on November 12, 2003 that would cause the historical financial information presented in Item 7 to be not necessarily indicative of future results. Please note that, for purposes of reconciling the information contained in Note 2 to the statements of revenues and certain expenses for the year ended December 31, 2002 and nine months ended September 30, 2003 (unaudited) included in Item 7(a) with the information in our current report on Form 8-K filed on November 12, 2003 and incorporated by reference herein, the information contained in Note 2 is based upon total rentals paid by tenants at the Property, whereas the information contained in
Item 2, paragraph 17 of our Form 8-K filed November 12, 2003 is based upon base rentals paid by the tenants identified in that paragraph.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Property Acquired

Independent auditors' report                                                 5

Statements of revenues and certain expenses for the year ended
December 31, 2002 and the nine months ended September 30, 2003
(unaudited)                                                                  6

Notes to statements of revenues and certain expenses                         7

INDEPENDENT AUDITORS' REPORT


Board of Directors
New Roc Associates, LP
Valhalla, NY

We have audited the accompanying statement of revenues and certain expenses of New Roc Associates, LP (the "Partnership") for the year ended December 31, 2002. The statement of revenue and certain expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on form 8-K of Entertainment Properties Trust) as described in Note 1 and is not intended to be a complete presentation of the New Roc Associates, LP revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the gross revenues and certain expenses described in Note 1 of New Roc Associates, LP for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ BDO Seidman LLP
BDO SEIDMAN LLP
New York, New York


December 12, 2003

                             NEW ROC ASSOCIATES, LP

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES


                                                              Nine months ended
                                             Year ended       September 30, 2003
                                          December 31, 2002      (unaudited)
REVENUES (NOTES 2 AND 3):
         Base rental                         $  8,844,023          6,647,735
         Operating cost reimbursements          2,084,486          1,197,792
         Percentage rent                          452,551            573,656
                                               ----------          ---------
                  TOTAL REVENUES               11,381,060          8,419,183
OPERATING EXPENSES:
         Bad debts (NOTE 3)                     1,162,502            216,740
         Real estate taxes                        683,406            491,240
         Repairs and maintenance                  603,823            490,695
         Security                                 598,471            468,851
         Utilities                                 60,233             72,435
         Insurance                                405,598            303,000
         Marketing                                324,579            110,329
         Other selling, general and
              administrative                      444,263            197,222
                                               ----------          ---------
                  TOTAL OPERATING EXPENSES      4,282,875          2,350,512
                                               ----------          ---------
INCOME BEFORE INTEREST EXPENSE                  7,098,185          6,068,671
INTEREST EXPENSE (NOTE 4)                       3,342,610          2,263,825
                                               ----------          ---------
EXCESS OF REVENUES OVER CERTAIN EXPENSES     $  3,755,575         $3,804,846


SEE ACCOMPANYING NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

                    ORGANIZATION AND FORMATION

                    New Roc  Associates,  LP (the  "Partnership")  is a New York
                    limited partnership that was formed in October 1994 to acquire, own, develop and maintain a 450,000 square foot entertainment center located in New Rochelle, New York (the "Project"). Construction commenced on the Project in December 1997 and the center officially opened for business on June 1, 1999.

                    On October 27, 2003 LC New Roc, Inc., the general partner ("General Partner"), and the limited partners of the Partnership entered into a transaction to sell a portion of their partnership interests, constituting control of the Partnership, to entities owned by Entertainment Properties Trust ("EPR"), a publicly-held real estate investment trust.

1.   SUMMARY OF     BASIS OF ACCOUNTING
     SIGNIFICANT
     ACCOUNTING
     POLICIES       The   Partnership's   statements  of  revenues  and  certain
                    expenses  have  been   prepared  in   accordance   with  the
                    requirements   of   Securities   and   Exchange   Commission
                    Regulation  S-X,  Rule  3-14.  Accordingly,   related  party
                    interest,  depreciation of fixed assets and  amortization of
                    financing  and  tenant   acquisition  costs  have  not  been
                    recorded since these items are not deemed to be comparable with the future operations of the Project.

                    The statement for the nine months ended September 30, 2003 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the nine months ended September 30, 2003 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2003

                    USE OF ESTIMATES

                    The preparation of a statement of revenues and certain expenses in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                    REVENUE RECOGNITION

                    Rental income is recognized on a straight-line basis over the terms of the tenants' lease agreements. Percentage rent is recognized in the period when the sales breakpoints are reached. The majority of leases provide for reimbursement to the Partnership of the tenant's share of operating expenses, insurance and real estate taxes which are recorded on the accrual basis.

2.   RENTAL
     REVENUES The Partnership leases space to various national and local companies. As of December 31, 2002, 15 tenants lease approximately 96% of the gross leasable square footage of the Project, including three tenants occupying approximately 52% of space, which accounted for approximately 62% of total revenues in 2002.

                    The leases include scheduled base rent increases over their respective terms. Rental income includes $633,113 and $582,746 for the year ended December 31, 2002 and the nine months ended September 30, 2003, respectively, representing the excess of base rental income on a straight-line basis over amounts currently due pursuant to the lease agreements.

                    Future minimum rentals under the noncancellable terms of tenants' operating leases excluding tenant reimbursements of operating expenses and contingent rentals based on tenants' sales volume, as of December 31, 2002 for each of the next five years are as follows:

                                     THIRD PARTY     AFFILIATES(a)       TOTAL
                     -----------------------------------------------------------
                     2003           $   6,165,340   $  2,119,520   $   8,284,860
                     2004               6,326,416      2,119,520       8,445,936
                     2005               6,556,352      2,131,520       8,687,872
                     2006               6,560,929      2,191,520       8,752,449
                     2007               6,595,291      2,196,789       8,792,080
                     THEREAFTER        70,788,001      6,985,311      77,773,312
                     -----------------------------------------------------------
                                    $ 102,992,329    $17,744,180    $120,736,509
                     -----------------------------------------------------------
                     (a)  See Note 3b


3.   RELATED PARTY
     TRANSACTIONS   The  Partnership  has entered into a number of  transactions and agreements with various affiliated entities. A summary of each follows:

                    (a) PROPERTY MANAGEMENT - Property management services are provided by New Roc Management, LLC, which is owned by the General Partner. New Roc Management, LLC provides all tenant services and administrative services for which it receives a fee equal to 3% of gross revenues.

                    (b) The Partnership leased 166,000 square feet in 2002 and 201,000 square feet in 2003 to affiliated companies. Lease revenues from these tenants for the year ended December 31, 2002 and the nine months ended September 30, 2003 were $2,043,023 and $1,686,273, respectively.
                         In addition, bad debt expense for 2002 includes approximately $860,000 from affiliated entities that are no longer in business.

4.   MORTGAGES      MORTGAGE PAYABLE TO DEUTSCHE BANK ALEX BROWN

                    The first mortgage on the Project in the principal amount of $66,000,000 matures April 9, 2004, has three one-year renewal options and requires monthly payments of interest only based on the one-month LIBOR rate plus 2.5%.

                    MORTGAGE PAYABLE TO EMPIRE STATE DEVELOPMENT CORPORATION

                    The second mortgage in the principal amount of $4,000,000 is guaranteed by the General Partner and bears interest at 5.5%. This loan was required to be converted to permanent financing in April 2002; however, to date, the Partnership has not amended the terms of the loan with its lender.

5.   COMMITMENTS
     AND
     CONTINGENCIES


                    (a) In connection with the original development of the Project, the Partnership entered into a transaction with the City of New Rochelle Industrial Development Agency ("IDA"), whereby the title to the land was transferred to the IDA and the Partnership leased the land back pursuant to a lease agreement dated January 30, 1999 (the "Lease"). The Lease provides that the Partnership pays base rent in the amount of one dollar ($1.00) on the commencement date, which constitutes the entire amount of base rent due.

                         Further, the Lease provides that the Partnership pays additional rent amounts due with respect to payments in lieu of Real Estate Taxes ("PILOT") negotiated with the IDA.

                         The PILOT payments are equal to the greater of $370,000 per year or $1.00 per square foot of net leaseable area plus $25,000. The term of the Lease runs to January 30, 2018 at which time the Partnership is required to purchase the IDA's interest in the land by paying any rental payments then due plus one dollar ($1.00). Future minimum ground lease payments are:

                              YEARS ENDING:
                              -----------------------------------------
                              2003                           $  370,000
                              2004                              370,000
                              2005                              370,000
                              2006                              370,000
                              2007                              370,000
                              THEREAFTER                      3,700,000
                              -----------------------------------------
                                                             $5,550,000
                              -----------------------------------------

                    (b) The Partnership is involved in various legal actions and claims arising in the ordinary course of its business. Management believes that current litigation and claims will be resolved without any material effect on the Partnership's financial statement.

     (b)  Pro Forma Financial Information



                         ENTERTAINMENT PROPERTIES TRUST
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
                               SEPTEMBER 30, 2003
                             (Dollars in thousands)

                                                                                           Pro Forma
                                                                                         Entertainment
                                                                                           Properties
                                                                                           Trust with
                                       Entertainment                                        New Roc
                                         Properties       New Roc          Pro Forma     Associates, LP
                                           Trust       Associates, LP     Adjustments

                ASSETS

Rental properties, net                  $ 742,658        $ 93,495         $  8,215  (1)     $ 844,368

Cash and cash equivalents                 107,314             774          (25,000) (2)        83,088

Other assets                               40,475           4,717           (2,437) (3)        42,755
                                        ---------        --------         ---------         ---------
Total assets                            $ 890,447        $ 98,986         $ 19,222          $ 970,211
                                        =========        ========         =========         =========

     LIABILITIES AND SHAREHOLDERS'
               EQUITY

Common dividend payable                 $   9,827        $      -         $      -          $   9,827

Preferred dividend payable                  1,366               -                -              1,366

Other liabilities                           1,588             895             (492) (4)         1,991

Long-term debt                            439,152          70,000                -            509,152
                                        ---------        --------         ---------         ---------

Total liabilities                         451,933          70,895             (492)           522,336



Minority interest                          15,375              -             9,361  (5)        24,736

Shareholders' equity                      423,139          28,091          (28,091) (6)       423,139
                                        ---------        ---------        ---------         ---------

Total liabilities and shareholders'
equity                                  $ 890,447        $ 98,986         $(19,222)         $ 970,211
                                        =========        ========         =========         =========



NOTES:

(1) Purchase accounting adjustment for the fair value of the land and building at September 30, 2003.

(2)  Purchase of interest in New Roc Associates, LP.

(3) Adjustment for seller affiliate receivables. Per section 1.5.4(b) "Adjustments at Closing" of the Limited Partnership Interest Purchase
     Agreement dated October 27, 2003, the Company shall have no right to collect any receivables from any affiliate of the seller after closing. Any such accounts receivables will be assigned to seller.

(4) Adjustment for accounts payable related to period prior to closing (October 27, 2003). Payables due by seller.

(5) Minority interest calculated as of September 30, 2003 with pro forma adjustments.

                         ENTERTAINMENT PROPERTIES TRUST
                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                  (Dollars in thousands except per share data)


                                                                                                      Pro Forma
                                                                                                    Entertainment
                                                                                                  Properties Trust
                              Entertainment               New Roc                Pro Forma          with New Roc
                            Properties Trust           Associates, LP           Adjustments        ASSOCIATES, LP
                            ----------------           --------------           -----------       ----------------
Rental revenue                     $71,610                $11,381               $   -                $82,991
Other income                             -                      -                   -                      -
                                   -------                -------               -------              -------
Total income                       $71,610                $11,381               $   -                $82,991
                                   =======                =======               =======              =======

Property operating                     201                  3,838                   -                  4,039
expense
General and                          3,341                    444                   -                  3,785
administrative expense
Interest expense, net               24,475                  3,343                   -                 27,818
Depreciation and                    12,862                  3,723                  47 (1)             16,632
amortization
                                   -------                -------               -------              -------
Income before minority              30,731                     33                 (47)                30,717
interest and income
from joint venture
Gain on sale of real                   202                      -                   -                    202
estate
Equity in income from                1,421                      -                   -                  1,421
joint venture
Minority interest                   (1,195)                     -                   4 (2)             (1,191)
                                   -------                -------               -------              -------
Net income                         $31,159                    $33                $(43)                31,149

Preferred dividend                  (3,225)                      -                  -                 (3,225)
requirements
                                   -------                -------               -------              -------
Net income available to            $27,934                    $33                $(43)               $27,924
common shareholders                =======                =======               =======              =======

Basic net income per                  1.66                                                              1.66
common share                          ====                                                              ====

Diluted net income per                1.64                                                              1.64
common share                          ====                                                              ====


Shares used for
computation:

   Basic                            16,791                                                            16,791

   Diluted                          17,762                                                            17,762


(1) Depreciation adjustment related to increase in building value per purchase accounting FMV adjustment at 1/1/02.

(2) Minority interest expense is 28.6% of Partnership net income less pro forma adjustments.

                         ENTERTAINMENT PROPERTIES TRUST
                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                  (Dollars in thousands except per share data)



                                                                                                                Pro Forma
                                                                                                              Entertainment
                                                                                                            Properties Trust
                                                      Entertainment         New Roc          Pro Forma        with New Roc
                                                    Properties Trust     Associates, LP     Adjustments      Associates, LP
                                                    ----------------     --------------     -----------     ----------------
Rental revenue                                        $   64,808           $   8,419               -           $   73,227
Other income                                               1,195                   -               -                1,195
                                                      ----------           ----------         --------         ----------
Total revenue                                             66,003               8,419               -               74,422

Property operating expense                                   398               2,153               -                2,551
General and administrative expense                         3,629                 197               -                3,826
Interest expense, net                                     22,363               2,264               -               24,627
Depreciation and amortization                             11,631               2,874              26 (1)           14,531
                                                      ----------           ----------         --------         ----------
Income  before  minority  interest  and
income  from joint venture                                27,982                 931             (26)              28,887

Equity in income from joint venture                          299                   -               -                  299
Minority interest                                         (1,125)                  -            (259) (2)          (1,384)
                                                      ----------           ----------         --------         ----------
Net income                                            $   27,156                 931            (285)              27,802

Preferred dividend requirements                           (4,097)                  -               -               (4,097)
                                                      ----------           ----------         --------
Net income available to common shareholders               23,059                 931            (285)              23,705
                                                      ==========           ==========         ========         ==========

Basic net income per common share                           1.34                                                     1.38
                                                      ==========                                               ==========
Diluted net income per common share                         1.31                                                     1.36
                                                      ==========                                               ==========
Shares used for computation:

Basic                                                     17,189                                                   17,189
Diluted                                                   18,456                                                   18,456


NOTES:

(1) Depreciation adjustment related to increase in building value per purchase accounting FMV adjustment at 1/1/03.

(2) Minority interest expense is 28.6% of partnership net income less pro forma adjustments.

     (c)  Exhibits

          10.1 Limited Partnership Interest Purchase Agreement dated October 27, 2003 among EPT New Roc GP, Inc., EPT New Roc, LLC, LRC Industries, Inc., DKH - New Roc Associates, L.P., LC New Roc Inc. and New Roc Associates, L.P.*

          10.2 Second Amended and Restated Agreement of Limited Partnership of New Roc Associates, L.P.*

          23.1 Authorization of Independent Auditors

          * previously filed with our current report on Form 8-K dated October 27, 2003, as filed with the Securities and Exchange Commission on November 12, 2003 and incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENTERTAINMENT PROPERTIES TRUST


Date:  January 12, 2004
                                      By  /S/ DAVID M. BRAIN
                                          -------------------------------------
                                          David M. Brain
                                          President and Chief Executive Officer